APPENDIX A

to

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

            100% Treasury Money Market Fund

            Absolute Return Fund1

Adjustable Rate Government Fund

            Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Allocation Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Diversified Small Cap Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target 2055 Fund

Dow Jones Target Today Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund2

Emerging Markets Local Bond Fund3

Endeavor Select Fund

Enterprise Fund

Equity Value Fund

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Health Care Fund4

Heritage Money Market Fund

High Income Fund

High Yield Bond Fund

Income Plus Fund

Index Asset Allocation Fund

Index Fund

Inflation-Protected Bond Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Prime Investment Money Market Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Small/Mid Cap Core Fund

Small/Mid Cap Value Fund

Social Sustainability Fund5

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Large Cap Growth Fund6

Strategic Municipal Bond Fund

Total Return Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility & Telecommunications Fund

WealthBuilder Conservative Allocation Portfolio

WealthBuilder Equity Portfolio

WealthBuilder Growth Allocation Portfolio

WealthBuilder Growth Balanced Portfolio

WealthBuilder Moderate Balanced Portfolio

WealthBuilder Tactical Equity Portfolio

Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder Shares – Series G

Wells Fargo Managed Account CoreBuilder Shares – Series M

Asset Allocation Trust

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Wells Fargo Advantage Global Dividend Opportunity Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Wells Fargo Master Trust

            C&B Large Cap Value Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Large Company Value Portfolio

Equity Value Portfolio

Index Portfolio

Inflation-Protected Bond Portfolio

International Equity Portfolio

International Growth Portfolio

International Index Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Short-Term Investment Portfolio

Small Cap Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Total Return Bond Portfolio

Appendix A amended:  February 8, 2012

1 On November 16, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Absolute Return Fund.  The Fund will commence operations in the first quarter 2012.

2On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Income Fund.  The Fund will commence operations in the second quarter 2012.

3On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Local Bond Fund.  The Fund will commence operations in the second quarter 2012.

4On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Health Care Fund effective by the end of March 2012.

5On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Social Sustainability Fund effective by the end of March 2012.

6 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund.  Upon shareholder approval, the merger will become effective by the end of June 2012.